SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)                April 14, 2000
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



  Delaware                           1-12552                 41-1111318
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
  of Incorporation)                 File Number)             Identification No.)




175 Beal Street, Hingham, Massachusetts                        02043
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code            (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.


         On April 14, 2000, The Norinchukin Bank approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated as of November 21, 1995, Second Amendment dated as of April 18, 1996, Third Amendment dated as of April 17, 1998 and Fourth Amendment dated as of April 16, 1999, between The Talbots, Inc. ("Talbots") and The Norinchukin Bank.


         On April 17, 2000, The Bank of Tokyo-Mitsubishi Trust Company approved and accepted an extension of its Credit Agreement dated as of April 17, 1998, and First Amendment to Credit Agreement dated April 17, 1999, between Talbots and The Bank of Tokyo-Mitsubishi Limited.


         On April 19, 2000, The Dai-Ichi Kangyo Bank, Limited approved an extension of its Revolving Credit Agreement dated as of April 14, 1998, between Talbots and The Dai-Ichi Kangyo Bank, Limited.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1 Acceptance of Extension dated April 14, 2000 from The Norinchukin Bank to Talbots.

         Exhibit 99.2 Acceptance of Extension dated April 17, 2000 from The Bank of Tokyo-Mitsubishi Trust Company to Talbots.

         Exhibit 99.3 Confirmation of Extension dated April 19, 2000 from The Dai-Ichi Kangyo Bank, Limited to Talbots.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE TALBOTS, INC.


                                      CAROL GORDON STONE
Dated:   May 18, 2000           By:  ____________________________________
                                      Carol Gordon Stone
                                      Vice President, Corporate Controller



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                                  EXHIBIT INDEX

         Exhibit 99.1 Acceptance of Extension dated April 14, 2000 from The Norinchukin Bank to Talbots.

         Exhibit 99.2 Acceptance of Extension dated April 17, 2000 from The Bank of Tokyo-Mitsubishi Trust Company to Talbots.

         Exhibit 99.3 Confirmation of Extension dated April 19, 2000 from The Dai-Ichi Kangyo Bank, Limited to Talbots.